                                                                    EXHIBIT 99.1

NEWS FROM ARDEN REALTY, INC.
FOR IMMEDIATE RELEASE

CONTACT:  RICHARD DAVIS
          (310) 966-2600

      ARDEN REALTY, INC. REPORTS FIRST QUARTER 2004 FFO OF $0.65 PER SHARE

                                 APRIL 28, 2004

Los Angeles, California - Arden Realty, Inc. (NYSE/ARI), a Los Angeles-based office real estate investment trust, today reported Funds From Operations (FFO) for the first quarter of 2004 of $43.3 million or $0.65 per share on a fully diluted basis, compared with FFO of $46.1 million or $0.71 per share on a fully diluted basis for the first quarter of 2003.

The most significant difference in FFO for the first quarter of 2004 compared to the first quarter of 2003 relates to asset sales activity. Including the 295,000 square feet and $69.6 million in sales from property dispositions for the first quarter of 2004, Arden Realty has sold a total of 753,000 square feet of properties generating $130.7 million in sales since the end of the first quarter of 2003. Sales proceeds over the past twelve months were primarily used to repay outstanding indebtedness.

Revenues for the first quarter of 2004 were $105.2 million, compared with $101.1 million for the first quarter of 2003. Net income for the first quarter of 2004 was $18.9 million or $0.29 per share on a fully diluted basis, compared with $15.4 million or $0.24 per share on a fully diluted basis for the first quarter of 2003.

The operating portfolio was 88.7% occupied and 91.4% leased at the end of the first quarter of 2004 versus 89.7% occupied and 91.3% leased at the end of the first quarter of 2003. Gross new leasing velocity was 597,000 square feet for the first quarter of 2004 compared to 429,000 square feet for the first quarter of 2003.

A dividend of $0.505 per share was declared for the first quarter of 2004 for holders of record as of March 31, 2004.

Total debt at March 31, 2004 was approximately $1.29 billion, representing approximately 36.6% of total market capitalization and 42.1% of gross asset value.

Arden Realty will host a conference call to discuss first quarter 2004 operating results on April 29, 2004, at 1:00 p.m. Eastern time. A live webcast (listen only mode) of the conference call will be available at this time. A hyperlink to the live webcast will be available from the Investor Information section of our website at www.ardenrealty.com or at www.companyboardroom.com. A replay of the conference call may be heard by calling (800) 642-1687 (U.S.) or (706) 645-9291 (International), access code 6193826, from 3:00 p.m. Eastern time on April 29, 2004 through 3:00 p.m. Eastern time on May 13, 2004. During this period, an on-demand webcast replay of the call will also be available from the Investor Information section of our website at www.ardenrealty.com or at www.companyboardroom.com.

Financial schedules follow. A detailed analysis of the quarter's results can be obtained by viewing the Supplemental Operating and Financial Data available in the Investor Information section (Financial Reports) of our website at www.ardenrealty.com, or by calling Richard Davis, Arden Realty's CFO, at the number listed above.



                                       ###
                                        5

Arden Realty is a self-administered, self-managed real estate investment trust which owns, manages, leases, develops, renovates and acquires commercial office properties located in Southern California. As of March 31, 2004, the Company's portfolio contained 128 properties comprised of 210 buildings and approximately
18.6 million rentable square feet including a development property with approximately 283,000 rentable square feet under lease-up. For more information on the Company, visit the Arden website at www.ardenrealty.com.

Statements made in this press release or during the conference call that are not historical may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Arden Realty believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, these statements are subject to various risks and uncertainties. Factors that could cause actual results to differ materially from the Company's expectations include general and Southern California specific real estate and economic conditions, competition within the industry, the availability and cost of capital for future investments and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

                               ARDEN REALTY, INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                                           MARCH 31,       DECEMBER 31,
                                                                              2004             2003
                                                                         -------------    -------------
                                                                           (unaudited)

ASSETS
   Investment in real estate:
     Commercial properties                                               $   2,937,982    $   2,935,036
     Less: accumulated depreciation and amortization                          (465,799)        (455,261)
                                                                         -------------    -------------
                                                                             2,472,183        2,479,775
     Properties under development                                               77,778           75,627
     Land available for development                                             23,731           23,723
     Properties held for disposition, net                                        8,103           67,574
                                                                         -------------    -------------
         Net investment in real estate                                       2,581,795        2,646,699

   Cash and cash equivalents                                                    11,784            4,707
   Restricted cash                                                              21,030           19,694
   Rent and other receivables                                                    5,745            3,688
   Deferred rent                                                                43,508           44,203
   Prepaid financing costs, expenses and other assets, net                      20,984           22,442
                                                                         -------------    -------------
         Total assets                                                    $   2,684,846    $   2,741,433
                                                                         =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY
   Mortgage loans payable                                                $     563,377    $     564,829
   Unsecured lines of credit                                                    96,000          161,000
   Unsecured term loan                                                         125,000          125,000
   Unsecured senior notes, net of discount                                     501,005          498,952
   Accounts payable and accrued expenses                                        60,633           54,317
   Security deposits                                                            22,484           22,321
   Dividends payable                                                            33,080           32,535
                                                                         -------------    -------------
         Total liabilities                                                   1,401,579        1,458,954
   Minority interest                                                            71,546           72,194
   STOCKHOLDERS' EQUITY
     Common stock                                                                  656              646
     Additional paid-in capital                                              1,234,911        1,225,192
     Deferred compensation                                                     (15,197)         (14,952)
     Accumulated other comprehensive loss                                       (8,649)            (601)
                                                                         -------------    -------------
         Total stockholders' equity                                          1,211,721        1,210,285
                                                                         -------------    -------------
         Total liabilities and stockholders' equity                      $   2,684,846    $   2,741,433
                                                                         =============    =============

                               ARDEN REALTY, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)

                                                      FOR THE THREE MONTHS
                                                               ENDED
                                                             MARCH 31,
                                                   ----------------------------
                                                      2004             2003
                                                   ------------    ------------
                                                            (unaudited)
Revenue:
   Revenues from rental operations:
     Scheduled cash rents                          $     90,532    $     88,170
     Straight-line rents                                    892             379
     Tenant reimbursements                                4,753           6,037
     Parking, net of expenses                             5,700           5,123
     Other rental operations                              2,602           1,267
                                                   ------------    ------------
                                                        104,479         100,976
   Interest and other income, net                           766             104
                                                   ------------    ------------
       Total revenue                                    105,245         101,080
                                                   ------------    ------------

Expenses:
   Property expenses:
     Repairs and maintenance                             11,341          10,038
     Utilities                                            7,567           7,883
     Real estate taxes                                    8,021           7,276
     Insurance                                            2,061           2,074
     Ground rent                                            125              42
     Property administrative                              4,982           4,030
                                                   ------------    ------------
       Total property expenses                           34,097          31,343

   General and administrative                             4,484           3,590
   Interest                                              23,313          23,035
   Depreciation and amortization                         30,276          28,408
                                                   ------------    ------------
Income from continuing operations                        13,075          14,704
   before minority interest
Minority interest                                        (1,382)         (1,438)
                                                   ------------    ------------
Income from continuing operations                        11,693          13,266
Discontinued operations, net of
   minority interest                                        739           2,811
Gain (loss) on sale of discontinued
   properties                                             6,429            (639)
                                                   ------------    ------------
Net income                                         $     18,861    $     15,438
                                                   ============    ============

Net income per share:
   Basic                                           $       0.29    $       0.24
                                                   ============    ============
   Diluted                                         $       0.29    $       0.24
                                                   ============    ============

Weighted average common shares:
   Basic                                                 64,813          63,040
                                                   ============    ============
   Diluted                                               65,228          63,126
                                                   ============    ============

                               ARDEN REALTY, INC.
             RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                            FOR THE THREE MONTHS
                                                                    ENDED
                                                                  MARCH 31,
                                                          ------------------------
                                                             2004         2003
                                                          ----------    ----------

FUNDS FROM OPERATIONS:(1)
   Net Income                                             $   18,861    $   15,438
   Plus -
     Depreciation and minority interest
       from discontinued operations                              242         1,274
     Depreciation and amortization                            30,276        28,408
     Minority interest                                         1,382         1,438
     Loss on sale of discontinued properties                      --           639
   Less -
     Gain on sale of discontinued properties                  (6,429)           --
     Income allocated to Preferred Operating
       Partnership Units                                      (1,078)       (1,078)
                                                          ----------    ----------

FUNDS FROM OPERATIONS(2)                                  $   43,254    $   46,119
                                                          ==========    ==========

Per share:
   Funds From Operations - Diluted                        $     0.65    $     0.71
                                                          ==========    ==========
   Dividends declared                                     $    0.505    $    0.505
                                                          ==========    ==========

Weighted average shares and Operating
   Partnership Units outstanding - Diluted                    66,910        64,843
                                                          ==========    ==========


(1) We believe that funds from operations, or FFO, is a useful supplemental measure of our operating performance. We compute FFO in accordance with standards established by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002. The White Paper defines FFO as net income or loss computed in accordance with generally accepted accounting principles, or GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

         We believe that FFO, by excluding depreciation costs, the gains or losses from the sale of operating real estate properties and extraordinary items as defined by GAAP, provides an additional perspective on our operating results. However, because these excluded items have real economic effect, FFO is a limited measure of performance. FFO captures trends in occupancy rates, rental rates and operating costs. FFO excludes depreciation and amortization costs and it does not capture the changes in value in our properties that result from use or changes in market conditions or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. Therefore, its ability to measure performance is limited.

         Because FFO excludes significant economic components of net income determined in accordance with GAAP, FFO should be used as an adjunct to net income and not as an alternative to net income. FFO should also not be used as an indicator of our financial performance, or as a substitute for cash flow from operating activities determined in accordance with GAAP or as a measure of our liquidity. FFO is used by investors to compare our performance with other REITs. Other REITs may use different methodologies for calculating FFO and, accordingly, our FFO may not be comparable to other REITs.

(2) Included in FFO is non-cash compensation expense of $746,000 and $389,000 for the three months ended March 31, 2004 and March 31, 2003, respectively.